First Quarter 2013 Results Conference Call May 9, 2013 MEMC Electronic Materials

Safe Harbor 2 With the exception of historical information, the matters disclosed in this presentation are forward-looking statements. Such statements involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Potential risks and uncertainties are described in the Company’s filings with the Securities and Exchange Commission (SEC), including its 2012 Form 10-K in addition to the risks and uncertainties described on page 21 of this presentation. These forward- looking statements represent the Company’s judgment as of the date of this presentation. The Company disclaims, however, any intent or obligation to update these forward-looking statements. This presentation also includes non-GAAP financial measures. You can find a reconciliation of each of these non-GAAP measures to the most directly comparable GAAP financial measure in our earnings press release filed on Form 8-K today with the SEC and posted in the Investor Relations portion of our web site at www.memc.com.

Agenda 3  Quarter Overview  Results Review  Segment Performance  Solar Pipeline & Backlog  Development Activity / Major 2013 Projects  Cash Flow  Balance Sheet & Liquidity  Outlook  Appendix  Forward-Looking Statements

Quarter Overview 4  1Q’13 Metrics in-line with guidance issued at Capital Markets Day  FY 2013 outlook has improved  Semiconductor Materials outperformed the market • Volume growth better than industry • Pricing pressure continued in 1Q • Improvements continuing in quality, customer service & OEE  Positioned well to capture solar opportunity • Strong and growing pipeline & backlog • Ramping project construction • Investing to grow the business • Driving linearity

1Q 2013 Results Review 5 1Q Highlights  Semiconductor Materials continues to perform • Revenue grew 1% Q/Q • Free cash flow grew Q/Q  MW sold above high end of range  Average Price per Watt • $3.84 for fully developed (FD) projects excluding S. Asia • $3.00 (1) for all FD projects • $2.38 for all FD and EPC  Capex better than forecast • Continue to invest in Semiconductor Materials segment Key Metrics 1Q 2013 Outlook 1Q 2013 Actual Semiconductor Revenue ($ mil) $228 to $235 $230 Solar Energy Systems MW Sold (Non-GAAP) 10 to 38 45 Solar Energy Systems MW Retained on Balance Sheet 0 to 2 0 Solar Energy Systems Avg. Price ($/Wdc) $3.50 to $3.60 $3.00(1) Capex ($M) $30 to $40 $31(2) Note: unaudited (1) Includes a 12 MW South Asian project sold in 1Q’13 for $2/watt which generated greater than 20% gross margin that was originally planned for 2Q’13 (2) Includes $5 million related to the acquisition of a TCS plant from Evonik

1Q 2013 Summary Results 6  Sales reflect growth in Semiconductor Materials and lower Solar Energy revenue due to decision to reduce solar development spending in 2012  Semiconductor Materials gross margin rose despite lower ASP, however Solar Energy gross margin was lower due to fewer MW delivered from fully-developed projects and temporary slowdown of solar module sales  Negative non-GAAP revenue adjustment is due primarily to the reversal of non-GAAP revenue recognized in previous quarters that is now being recognized under GAAP ($ Millions, except per share) Semiconductor Materials Solar Energy Corporate MEMC GAAP Non-GAAP Adjustments (Solar Energy) MEMC Non-GAAP Net Sales 229.8$ 213.8$ -$ 443.6$ (12.3)$ 431.3$ Gross Profit 49.7 (7.9) 41.8 Gross Margin% 11.2% 9.7% Operating Expenses 83.2 - 83.2 Operating Income (Loss) 1.4 (10.8) (24.1) (33.5) (7.9) (41.4) Operating Margin % 0.6% -5.1% -7.6% -9.6% Other Expense / (Income) 48.1 (10.5) 37.6 Profit / (Loss) Before Tax (81.6) 2.6 (79.0) Income Taxes/(Benefit) 19.5 (51.3) (31.8) Equity in Earnings (Loss) of JVs/Noncontrolling Interest 11.7 - 11.7 Net Income (Loss) (89.4) 53.9 (35.5) Diluted Earnings (Loss) per Share (0.40)$ 0.24$ (0.16)$ Note: unaudited

Period Comparisons 7 Revenue  Semiconductor Materials growth offset by temporary slowdowns in solar module and solar project sales Operating Expenses  Lower sequentially & YoY excluding $43 mil restructuring benefit in 4Q’12 EPS  1Q’13 includes $0.11 related to amendment of supply contract with Tainergy  4Q’12 includes $0.05 related to restructuring and asset impairments and $0.14 related to gain on the acquisition of a TCS plant as part of the contract settlement with Evonik 1Q 2013 4Q 2012 1Q 2012 ($ Millions, except per share) Non-GAAP Non-GAAP $ Variance % Variance Non-GAAP $ Variance % Variance Net Sales 431.3$ 704.3$ (273.0)$ -39% 523.8$ (92.5)$ -18% Gross Profit 41.8 92.4 (50.6) -55% 45.9 (4.1) -9% Gross Margin % 9.7% 13.1% 8.8% Operating Expenses 83.2 40.4 42.8 106% 104.3 (21.1) -20% Operating Income (Loss) (41.4) 52.0 (93.4) -180% (58.4) 17.0 29% Operating Margin % -9.6% 7.4% -11.1% Net Income (Loss) (35.5) 19.9 (55.4) -278% (66.0) 30.5 46% Diluted Earnings (Loss) per Share (0.16)$ 0.08$ (0.24)$ -296% (0.29)$ 0.13$ 46% vs. Prior Quarter vs. Prior Year Note: unaudited

Revenue ($ Millions) Operating Profit ($ Millions) Sequential up $1M, or 1%  4% higher volume, 3% lower ASP, driven mostly by small diameter YOY up $14M, or 6%  15% higher volume and 8% lower ASP, driven mostly by 300mm Sequential down $2M  Continue to generate positive operating profit at bottom of cycle YOY up $14M  Despite 8% lower ASP, OM% up due to restructuring actions (12.5) (4.3) 8.7 3.1 1.4 -20 0 20 Q1 Q2 Q3 Q4 Q1 2012 2013 Semiconductor Materials 8 Top Line Improvement; Positioned for Margin Expansion 216.0 232.7 240.3 228.5 229.8 0 100 200 300 Q1 Q2 Q3 Q4 Q1 2012 2013 Note: unaudited

9 Semi Market Share Trend Revenue Mkt Share (%) Top 5 Suppliers Only 0% 2% 4% 6% 8% 10% 12% 14% 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1QE C2008 C2009 C2010 C2011 C2012 C2013 Share Gains in a Tough Market Driven by Disciplined Execution Source: Company reports, guidance and internal estimates. Market share results shown based on top five suppliers’ (MEMC, Shin-Etsu, SUMCO, Wacker Siltronic, and LG Siltron) revenue converted to US$ using quarterly average FX rates Note: unaudited

Revenue ($ Millions) Operating Profit ($ Millions) Sequential down $274M, or 58%  Lower project sales driven by MW and EPC mix; $19M lower materials sales  MW sold lower due to curtailed development spending in 2012 YOY down $106M, or 35%  Lower solar project and materials sales  Unfavorable project mix included EPC with lower ASP Sequential down $83M (adjusted)  Fewer MW sold, weaker margin due to mix, partially offset by $25M from Tainergy YOY up $3M  $25 million from Tainergy mostly offset by lower materials sales, weaker project margin due to EPC/project mix (21.3) 61.5 6.8 64.4 (18.7) -40 0 40 80 120 Q1 Q2 Q3 Q4 Q1 2012 2013 Solar Energy (Non-GAAP) 10 Non-GAAP Adjusted Non-GAAP Adjusted (net restructuring & Conergy benefit) Adjusted (net restructuring) Lower MW in 1Q’13 Driven by Reduced Dev Spending in 2012 77.5 102.1 76.0 307.8 700.7 468.6 475.8 201.5 0 350 700 Q1 Q2 Q3 Q4 Q1 2012 2013 Note: unaudited

Construction & Interconnections Pipeline by Region Pipeline by Size 2.7 GWdc Pipeline  Up from 2.6 GW due to Latin America, Japan & Europe 45 MWdc recognized for non-GAAP revenue  Includes 17 MW of previously interconnected or POC projects 41 MWdc interconnected in 1Q 2013  Predominantly projects in Southern Asia and Canada Solar Project Pipeline & Installations 11 US 45% EMEA & LA 27% Emerging Markets 16% Canada 12% 10 ≤ MW <50 32% 1 ≤ MW <10 12% MW≥100 25% MW <1 7% 50 ≤ MW <100 24% 20 30 85 161 149 87 47 106 41 105 160 330 255 147 104 117 73 135 55 28 82 109 49 169 74 91 45 - 100 200 300 400 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 2011 2012 2013 Interconnected Under Construction Sold MWdc Note: unaudited

925 MW Backlog 2.7 GW Pipeline/Backlog Solar Project Backlog 12 Pipeline: A project with a signed or awarded PPA or other energy off-take agreement or has achieved each of the following three items: site control, an identified interconnection point with interconnection cost estimate, and executed energy off-take agreement or the determination that there is a reasonable likelihood that an energy off-take agreement will be signed. Backlog: A project with an executed PPA or other energy off-take agreement, such as a FiT. Pipeline 65% Backlog 30% 135 MWdc (5%) Under Construction USA 56% Canada 16% North America Projects 13 (309 MWdc) US utility 445 (208 MWdc) US DG 17 (146 MWdc) Canada Emerging 13% EMEA 15% dc dc  Backlog up 98 MW Q/Q due mostly to additions in Latin America  925 MWdc or 35% of Pipeline is Backlog • All backlog projects have signed PPA or FiT • Most expected to be completed by 4Q’14  Expected gross margin • Backlog: $0.75/W - $0.80/W, 90%-95% success rate Note: unaudited

Strong Project Development Activity 13 Construction Start: A project is deemed to have started construction when adequate internal approvals have been issued, notice to proceed has been issued and the first construction contractor begins mobilization. Project Completions: Projects MW sold (non-GAAP) and project MW retained on the balance sheet. Project Completions  Increased development spending in 2H’12 has led to increased construction activity today  Construction starts increased from 38 MW in 4Q’12 to 104 MW in 1Q’13 and are expected to be near 400 MW in 2Q’13 3Q’13 – 2Q’14 Cumulative Project Completions Total MW % in Backlog NAMR – Utility 289 95% NAMR – DG 161 27% SEA/SSA 127 57% EMEA 147 0% (expected 2Q) LatAm 187 54% Total 910 54% $- $20 $40 $60 $80 $100 - 100 200 300 400 M W Range Gross Dev Spend Note: unaudited

Major 2013 Projects 14 ~ 350 MW of Projects > 10 MW in 2013 Project Name MWdc Location Expected Start Date Expected Completion Date Project 1 75 LatAm 2Q’13 4Q’13 Project 2 50 LatAm 2Q’13 4Q’13 Project 3 38 NAMR 1Q’13 3Q’13 Project 4 31 NAMR 2Q’13 4Q’13 Project 5 24 NAMR 2Q’13 4Q’13 Project 6 22 NAMR 2Q’13 4Q’13 Project 7 16 NAMR 2Q’13 4Q’13 Project 8 14 Canada 2Q’13 4Q’13 Project 9 13 Canada 2Q’13 4Q’13 Project 10 13 Canada 4Q’12 4Q’13 Project 11 12 Canada 4Q’12 4Q’13 Project 12 12 SSA 4Q’12 1Q’13 Project 13 11 EMEA 3Q’13 4Q’13 Project 14 10 SSA 4Q’12 2Q’13 Project 15 10 NAMR 2Q’13 4Q’13 Note: unaudited

1Q13 Cash Walk 15  Majority of cash use driven by working capital related to project construction and collections timing • A/R up $61 mil, driven by payment timing (majority has been collected) • A/P down $67 mil driven by non-linearity 1Q Ending Cash 422 Unusual Cash Events (6) Other Operating / Financing 1 Net Working Capital (146) 4Q Ending Cash 573 Evonik / Samsung JV Note: unaudited

526 1,409 806 422 1,621 Balance Sheet & Liquidity 16 ($ Millions) Assets Liabilities/ Equity Cash Non- recourse debt LT debt Equity Solar energy systems (PP&E)  $661 million in liquidity • $422 million cash/cash equivalents • $239 million unused corporate revolver  Non-recourse debt excluded from leverage calculations in covenants  Non-recourse debt (including lease obligations) supported by Solar Energy systems  No significant debt maturities until 2017 Note: unaudited

2Q 2013 Outlook 17  Semiconductor Materials: Expecting revenue growth on higher volume and stable ASP  Solar Energy: Expecting lower 3Q MW sold due to project timing; pricing flat to higher  Cash: Expecting cash similar to 1Q 2012 levels due to FRV earn-out and lower Solar MW Key Metrics 2Q 2013 Outlook Comments Semiconductor Materials Revenue ($ mil) $235 to $245 Volume higher, pricing flat Solar Energy Systems MW Sold (Non-GAAP) 29 to 54 Solar Energy Systems MW Retained on Balance Sheet 0 to 3 Solar Energy Systems Avg. Price ($/Wdc) $3.40 to $3.55 Excludes EPC projects Capex ($ mil) $30 to $40 Focus on Semiconductor Materials

FY 2013 Outlook 18  Semiconductor Materials: Expecting revenue growth on higher volume and stable ASP  Solar Energy: Expecting lower 3Q MW sold due to project timing; pricing flat to higher  Cash: Expecting cash similar to 1Q 2012 levels due to FRV earn-out and lower Solar MW Key Metrics Prior FY 2013 Outlook New FY 2013 Outlook Comments Semiconductor Materials Revenue ($ mil) $940 to $990 $960 to $1,000 Volume growth through the year with price strength in 2H’13 Solar Energy Systems MW Sold (Non-GAAP) 420 to 490 430 to 500 Strong ramp in 2H’13 Solar Energy Systems MW Retained on Balance Sheet 50 to 100 50 to 100 Attractive IRR Solar Energy Systems Avg. Price ($/Wdc) $3.10 to $3.40 $3.10 to $3.40 Includes all MW from fully developed and EPC projects Capex ($ mil) $120 to $140 $120 to $140 Focus on Semiconductor Materials

Appendix

Segment Cash Flow 20 *2011 metrics are un-adjusted ($ Millions) Semiconductor Materials Solar Energy Corporate MEMC For the Quarter ending Mar. 31, 2013 Net Income 1.3$ (40.1)$ (62.6)$ (101.4)$ Depreciation & Amortization 30.4 28.6 1.8 60.8 Stock Compensation 1.1 0.3 5.8 7.2 Accounts Receivable (7.0) (53.5) - (60.5) Inventory/Solar Energy Systems 0.1 (18.3) - (18.2) Accounts Payable (1.4) (66.1) - (67.5) Deferred Revenue - 36.4 - 36.4 Other Operating 12.0 (3.3) 3.9 12.6 Taxes, net - - 12.0 12.0 Operating Cash Flow 36.5 (116.0) (39.1) (118.6) Capital Expenditures (24.9) (4.7) (1.2) (30.8) Construction of Solar Energy Systems - (47.4) - (47.4) Financing & Capital Lease Obligations, net - 86.1 - 86.1 Return of Investment to Noncontrolling Interest - 0.1 - 0.1 Free Cash Flow 11.6 (81.9) (40.3) (110.6) Restricted Cash & Other (3.9) (36.7) 0.2 (40.4) Total Cash Flow 7.7$ (118.6)$ (40.1)$ (151.0)$ Because certain sites include operations, facilities and/or back office functions that are utilized to support our Semiconductor Materials and Solar Energy businesses, we do not have discrete financial information for certain assets. Accordingly, our segment cash flow includes certain estimates and allocations and is therefore non-gaap. In addition to other key performance indicators, we evaluate the performance of the solar project business on the cash generation abilities of the projects which is best reflected in Free Cash Flow. Projects are typically financed at the inception of a lease, resulting in a gain on sale that is deferred and not immediately included in net income (loss). For direct sales, we sometimes finance these projects prior to sale in which our customers assume the debt upon sale. For our GAAP financial statements, debt proceeds are recorded as financing activities while costs to construct the solar energy systems are reflected as operating outflows. Note: unaudited

Forward-Looking Statements 21 Certain matters discussed in this presentation and on the conference call are forward-looking statements, including the expected completion dates for major 2013 solar projects and that for the second quarter of 2013, the company expects Semiconductor Materials revenue to be between $235 million and $245 million, solar energy systems total non-GAAP sales volume to be in the range of 29 MW to 54 MW, solar energy systems MW retained on the balance sheet to be between 0 MW and 3 MW, fully-developed solar energy systems average project pricing to be between $3.40/watt and $3.55/watt, and capital spending to be between $30 million and $40 million; that for the 2013 full year, the company expects Semiconductor Materials revenue to be between $960 million and $1 billion, solar energy systems total non-GAAP sales volume to be in the range of 430 MW to 500 MW, solar energy systems MW retained on the balance sheet to be between 50 MW and 100 MW, total solar energy systems average project pricing to be between $3.10/watt and $3.40/watt, and capital spending to be between $120 million and $140 million. Such statements involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Potential risks and uncertainties include concentrated project development risks related to large scale solar projects; the availability of attractive project finance and other capital for SunEdison projects; market demand for our products and services; changes in the pricing environment for silicon wafers and polysilicon, as well as solar power systems; the availability and size of government and economic incentives to adopt solar power, including tax policy and credits and renewable portfolio standards; the ability to effectuate and realize the savings from the restructuring plan; our ability to maintain adequate liquidity and compliance with our debt covenants; the need to impair long lived assets or other intangible assets due to changes in the carrying value or realizability of such assets; the effect of any antidumping or countervailing duties imposed on photovoltaic cells and/or modules in connection with any trade complaints in the United States, Europe or elsewhere; the result of any Chinese government investigations of unfair trade practices in connection with polysilicon exported from the United States or South Korea into China; changes to accounting interpretations or accounting rules; existing or new regulations and policies governing the electric utility industry; our ability to convert SunEdison pipeline into completed projects in accordance with our current expectations; dependence on single and limited source suppliers; utilization of our manufacturing volume and capacity; the terms of any potential future amendments to or terminations of our long-term agreements with our solar wafer customers or any of our suppliers; general economic conditions, including interest rates; the ability of our customers to pay their debts as they become due; changes in the composition of worldwide taxable income and applicable tax laws and regulations, including our ability to utilize any net operating losses; failure of third-party subcontractors to construct and install our solar energy systems; quarterly fluctuations in our SunEdison business; the impact of competitive products and technologies; inventory levels of our customers; supply chain difficulties or problems; interruption of production; outcome of pending and future litigation matters; good working order of our manufacturing facilities; our ability to reduce manufacturing and operating costs; assumptions underlying management's financial estimates; actions by competitors, customers and suppliers; changes in the retail industry; damage to our brand; acquisitions of pipeline in our Solar Energy segment; changes in product specifications and manufacturing processes; changes in financial market conditions; changes in foreign economic and political conditions; changes in technology; changes in currency exchange rates and other risks described in the company’s filings with the Securities and Exchange Commission. These forward-looking statements represent the company’s judgment as of the date of this press release. The company disclaims, however, any intent or obligation to update these forward-looking statements.